Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Summary of Property and Equipment

Property and equipment, net, consisted of the following (in thousands):

	December 31,
	2017	2018
Laboratory equipment	$5	$31
Computer equipment	8	8
Leasehold improvements	-	106

Total property and equipment	13	145

Less: accumulated depreciation	(1)	(7)

Property and equipment, net	$12	$138